SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

RELM WIRELESS CORPORATION

(Name of Registrant as Specified in Its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 11, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Wednesday, May 21, 2008, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida.

The matters to be presented at the meeting are described in the Notice of 2008 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, sign and date the enclosed proxy card and return it in the postage-paid envelope provided so that your shares will be represented at the meeting.

We look forward to seeing you at the meeting.

Sincerely,

David P. Storey
President and Chief Executive Officer

RELM WIRELESS CORPORATION
7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 21, 2008

To the stockholders of RELM Wireless Corporation:

The annual meeting of stockholders of RELM Wireless Corporation will be held on Wednesday, May 21, 2008, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

1.

To elect seven (7) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; and

2.

To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

This notice, together with the accompanying proxy statement and enclosed proxy card and annual report to stockholders, will be mailed to stockholders on or about April 16, 2008.

The board of directors has set the close of business on April 10, 2008 as the record date of the meeting. Stockholders of record at the close of business on April 10, 2008 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.

A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our executive offices at 7100 Technology Drive, West Melbourne, Florida.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

William P. Kelly, Secretary

West Melbourne, Florida

April 11, 2008

Whether or not you expect to attend the annual meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held at a brokerage firm or bank, you must provide them with instructions on how to vote your shares.

RELM WIRELESS CORPORATION

________________________________________________________

2008 ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2008

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PROXY STATEMENT

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This proxy statement contains information related to our 2008 annual meeting of stockholders to be held on Wednesday, May 21, 2008, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904 and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy and our 2007 annual report to stockholders are first being mailed to stockholders is April 16, 2008. We are furnishing this proxy statement to stockholders of RELM as part of the solicitation of proxies by RELM’s board of directors for use at the annual meeting. You should review this information in conjunction with our 2007 annual report to stockholders which accompanies this proxy statement.

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TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND

EXECUTIVE OFFICERS

6

PROPOSAL 1: ELECTION OF DIRECTORS

8

CORPORATE GOVERNANCE

11

DIRECTOR COMPENSATION

14

REPORT OF THE AUDIT COMMITTEE

15

EXECUTIVE COMPENSATION

16

COMPENSATION DISCUSSION & ANALYSIS

16

SUMMARY COMPENSATION TABLE

20

GRANTS OF PLAN-BASED AWARDS

21

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

21

OPTION EXERCISES AND STOCK VESTED

22

PENSION BENEFITS

22

NON-QUALIFIED DEFERRED COMPENSATION

22

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION WITH A CHANGE

OF CONTROL

22

EQUITY COMPENSATION PLAN INFORMATION

25

COMPENSATION COMMITTEE REPORT

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

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TRANSACTIONS WITH RELATED PERSONS

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RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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MISCELLANEOUS

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Annex A ― Policy Regarding Minimum Qualifications of Director Candidates A-1
Annex B ― Procedures for Identifying and Evaluating Director Candidates B-1
Annex C ― Policy Regarding Director Candidate Recommendations Submitted by Stockholders C-1
Annex D ― Procedures for Stockholders Submitting Director Candidate Recommendations D-1
Annex E ― Policy and Procedures for Transactions with Related Persons E-1

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

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To elect seven (7) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; and

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To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Who is entitled to notice of, and to vote at the annual meeting?

You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on April 10, 2008, the record date of the annual meeting. On the record date, 13,395,871 shares of our common stock were issued and outstanding and held by 1,123 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, and shares represented in person or by proxy and for which the holder has abstained from voting, will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute “votes cast” or shares “entitled to vote” with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called “broker non-votes” will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

How do I vote?

If you complete and properly sign and date the accompanying proxy card, and return it to us in the enclosed return envelope as soon as possible, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

All shares of our common stock represented by properly executed proxies received before or at the annual meeting will, unless revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by such proxy card will be voted “FOR” the nominees for directors. You are urged to mark the box on your proxy to indicate how to vote your shares.

Can I vote by telephone or electronically?

If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

The deadline for voting by telephone or electronically is 11:59 p.m., EDT, on May 20, 2008.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. In such event, the later submitted vote will be recorded and the earlier vote revoked. The powers of the proxy holders will be suspended if you are a holder of record and attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

If your shares are held in “street name,” you should contact the institution that holds your shares to change your vote.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

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each of the seven director nominees.

Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote “FOR” each of the seven director nominees.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting. No proxy that is voted against the proposal will be voted in favor of any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies.

What vote is required to approve the proposal?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the director nominees. You may vote “for” or “withheld” with respect to the election of one or more of the directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum.  Stockholders do not have the right to cumulate their votes for directors.

Our Corporate Governance Guidelines, which appear later in this proxy statement, set forth our procedures if a director nominee is elected, but receives more “withheld” votes from his or her election than “for” votes from his or her election. In an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating and governance committee.

The nominating and governance committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Other Items. In the event other items are properly brought before the annual meeting, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting will be required for approval. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 1,724,318 shares of our common stock, which represented approximately 12.9% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees.

Who pays for the preparation of the proxy and soliciting proxies?

We will pay the cost of preparing, assembling and mailing the proxy statement and the accompanying notice of annual meeting, proxy card and annual report to stockholders. In addition to the use of mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

What should I have received to enable me to vote?

In addition to this proxy statement, you should have received the accompanying notice of annual meeting, a proxy card, and our 2007 annual report to stockholders. The mailing date of these materials is on or about April 16, 2008.

How can I obtain additional copies?

For additional copies of any of this proxy statement and the enclosed proxy card and annual report to stockholders, you should contact either our corporate office at 7100 Technology Drive, West Melbourne, Florida 32904, Attention: Investor Relations, telephone (321) 984-1414 or American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, telephone: (800) 937-5449.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
AND EXECUTIVE OFFICERS

The table below sets forth information regarding the beneficial ownership of our common stock as of April 10, 2008, by the following individuals or groups:

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each person or entity who is known by us to own beneficially more than 5% of our common stock;

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each of our directors and nominees for director;

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each of our Named Executive Officers (as identified in the “Summary Compensation Table” appearing on page 20 of this proxy statement); and

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all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of April 10, 2008 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of April 10, 2008, we had outstanding 13,395,871 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Donald F.U. Goebert	1,607,964	(1)(5)(9)	12.0%
Wellington Management Company, LLP	733,200	(2)	5.5%
Wellington Trust Company, NA	733,200	(3)	5.5%
Wentworth, Hauser & Violich, Inc.	677,600	(4)	5.1%
Directors, Director Nominees and Named Executive Officers (not otherwise included above):
George N. Benjamin, III	94,095	(5)(7)(9)	*
Randolph K. Piechocki	41,961	(5)(6)(9)	*
John Wellhausen	16,500	(5)(9)	*
Timothy W. O’Neil	10,000	(5)(9)	*
Warren N. Romine	11,000	(5)(9)	*
David P. Storey	623,868	(5)(9)(10)	4.4%
William P. Kelly	219,468	(5)(10)	1.6%
Harold B. Cook	146,266	(5)(8)(10)	1.1%
All directors, director nominees and executive officers as a group (9 persons)	2,771,122	(1)(5)(6)(7)(8)	19.2%

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*Less than 1%

(1)

Includes 60,000 shares owned by a partnership controlled by Mr. Goebert. The address for Mr. Goebert is 315 Willowbrook Lane, West Chester, Pennsylvania 19382. Also includes 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held by his wife.

(2)

Information is based on a Schedule 13G dated February 14, 2008 filed with the SEC by Wellington Management Company, LLP, an investment adviser. The address of Wellington Management Company, LLP is 75 State Street, Boston Massachusetts 02109.

(3)

Information is based on a Schedule 13G dated February 14, 2008 filed with the SEC by Wellington Trust Company, NA, an investment adviser. The address of Wellington Trust Company, NA is c/oWellington Management Company, LLP is 75 State Street, Boston Massachusetts 02109.

(4)

Information is based on Schedule 13G/Amendment No. 1 dated February 13, 2008 filed with the SEC by Wentworth, Hauser & Violich, Inc., an investment adviser. The address of Wentworth, Hauser & Violich, Inc. is 353 Sacramento Street, Suite 600, San Francisco, California 94111.

(5)

Share ownership of the following persons includes options presently exercisable or exercisable within 60 days of April 10, 2008 as follows: for Mr. Goebert – 25,000 shares; for Mr. Benjamin – 10,000 shares; for Mr. Piechocki – 10,000; for Mr. Wellhausen–10,000; for Mr. O’Neil–10,000; for Mr. Romine–10,000; for Mr. Storey – 623,868 shares; for Mr. Kelly – 219,468 shares; and for Mr. Cook – 128,468 shares.

(6)

Includes 11,961 held jointly by Mr. Piechocki with his wife.

(7)

Includes 84,095 shares held by Mr. Benjamin through a family trust.

(8)

Includes 1,298 held by Mr. Cook’s children over which Mr. Cook exercises voting and investment power by means of a power-of-attorney.

(9)

The named person is a director and a nominee for director at the annual meeting.

(10)

The named person is a Named Executive Officer.

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the annual meeting, seven nominees will be elected as directors. Our board of directors currently consists of seven members, all of whom are standing for re-election at the annual meeting.  The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Our board of directors has nominated each of George N. Benjamin, III, David P. Storey, Donald F.U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, Warren N. Romine and John Wellhausen to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

However, under our Corporate Governance Guidelines, in an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating and governance committee.

The nominating and governance committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director, each nominee’s age and the positions currently held by each nominee with us:

Name and Year First Elected	Age	Position
George N. Benjamin, III (1996)	70	Chairman of the Board
David P. Storey (2000)	55	President, Chief Executive Officer and Director
Donald F.U. Goebert (1968)(2)	71	Director
Randolph K. Piechocki (2002)(1)(2)(3)	55	Director
Timothy W. O’Neil (2006)(2)(3)	46	Director
Warren N. Romine (2006)(1)(3)	37	Director
John Wellhausen (2006)(1)	55	Director

———————

(1)

Member of the audit committee.

(2)

Member of the compensation committee.

(3)

Member of the nominating and governance committee.

The business experience of each nominee for director is set forth below as of April 10, 2008.

George N. Benjamin, III has been our Chairman of the Board since May 2003 and a director since January 1996. He has served as a director of Stonebridge Financial Corporation, a Pennsylvania state chartered bank, since January 2000 and the lead director of Aubeta Network Corporation, a facility-based secure wide area network company, since December 2002. From August 1999 to October 2001, he was the president and chief executive officer of Keystone Networks, Inc., an optical network developer. He was president of BICC Brand Rex from May 1997 to August 1998, and was president and chief executive officer of BICC Cables Corp., N.A., a manufacturer of electrical wires and cable, from August 1998 through June 1999. He was a group vice-president of the Marmon Group, Incorporated, a management consulting organization, from August 1988 until October 1995. He was president of Tie Communications, Incorporated, a provider of business communications and information distribution products from April 1992 to October 1995. He has been a consultant and partner in Trig Systems, LLC, a management and consulting company, since July 1987.

David P. Storey has been our President and Chief Executive Officer and a director since July 2000, after serving as our Executive Vice President and Chief Operating Officer from June 1998 to July 2000. From January 1994 to June 1998, he was executive vice president of manufacturing for Arris Corporation (formerly Antec Corporation). At Arris, Mr. Storey was responsible for six manufacturing facilities which consisted of 2 million sq. ft. of manufacturing and distribution services. In the years preceding Arris, Mr. Storey was an officer of Keptel, Inc, which was acquired by Arris. He has also held senior management positions with EG&G, GTE, Exxon Office Systems, American Hospital Supply and Gould, Inc.

Donald F. U. Goebert served as Chairman of the Board (and a director of our predecessor) from March 1968 until May 2003 and has been a director to the present. He was the President of our predecessor from March 1968 to October 1988, and our President and Chief Executive Officer from April 1993 to December 1997. He has been a director of Stonebridge Financial Corporation, a Pennsylvania state chartered bank, since January 2000.

Randolph K. Piechocki has been a director since October 2002. He has served as president of Palco Telecom Service, Inc., a provider of reverse logistic and warranty fulfillment services, from August 1999 to the present. He has held senior level management and advisory positions at Verilink/TxPort, Voice Control Systems, American Mobile Satellite, Marmon/Tie Communications, British Telecom/CTG and Teltronics Services. Mr. Piechocki received a Masters of Business Administration from Harvard Business School in 1976 and a Masters Degree in Telecommunications from New York University in 1989.

Timothy W. O’Neil has been a director since August 2006. He currently serves as the managing director of The EON Group, an independent wireless technology research boutique, which he founded in 2002. From 2003 to 2004, he served as a financial analyst at Sigma Asset Management, an independent financial adviser. From 1997 to

2002, he was a wireless telecommunications analyst at Soundview Technology Group, a technology-focused investment bank that was acquired by Charles Schwab Corp. in 2003. Mr. O’Neil received a Masters of Business Administration from Harvard Business School in 1991.

Warren N. Romine has been a director since August 2006. He currently serves as a senior vice president in the Aerospace•Defense•Government (ADG) Group of Houlihan Lokey Howard & Zukin, a leading international investment bank. From 2000 to 2005, he was employed by Jefferies & Company, an investment banking firm, including in its Jefferies Quarterdeck division, focused exclusively on the aerospace and defense industry. Mr. Romine received a Masters of Business Administration from Harvard Business School in 1997. He holds NASD Series 7, 63 and 24 designations.

John Wellhausen has been a director since August 2006. He currently is self-employed as an investor and financial manager. From 2004 to 2007, he has served as chief executive officer of United Medical Imaging, LLC, a ten-location operator of outpatient imaging centers. From 1983 to 2003, Mr. Wellhausen served in various financial capacities at The Marmon Group of Companies, a worldwide organization of more than 100 companies with over $6 billion in annual sales. For approximately eight years he served as vice president and chief financial officer of Marcap Holdings Corporation, a diversified investment company and a unit of The Marmon Group. Mr. Wellhausen received a Masters of Business Administration from the University of Chicago in 1993. He is also a member of the Illinois CPA Society and a registered CPA in the state of Illinois.

Executive Officers and Key Employees

The following table presents information with respect to our executive officers and key employees, as of April 10, 2008.

Name	Age	Position
Executive Officers:
David P. Storey	55	President, Chief Executive Officer and Director
William P. Kelly	51	Executive Vice President and Chief Financial Officer and Secretary
Harold B. Cook	62	Executive Vice President of Operations

Key Employees:
James W. Spence	52	Executive Vice President of Engineering
Theresa M. Zagaruyka	52	Vice President of Engineering

See “—Nominees for Election as Directors” above for additional information concerning Mr. Storey.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

Harold B. Cook has been our Executive Vice President of Operations since February 2006. He served as our Vice President of Operations from July 2000 to January 2006. Mr. Cook joined us in April 1997 as Director of Manufacturing. Prior to joining us, Mr. Cook held the position of director of manufacturing operations at Computer Products Incorporated, Fujitsu America Inc., and Ampro Corporation. Mr. Cook also held operations management positions at Storage Technology Corporation and Harris Corporation.

James W. Spence has been our Executive Vice President of Engineering since January 2004. He served as our Director of Engineering from April 1999 to December 2003. Previously he was engineering manager with Dolphin Technology, L.C., performing system, embedded software, DSP, and hardware design to create trunked and secure mode radio products. From August 1983 to October 1994 he held various positions with Bendix/King, lastly as Software and Digital Engineering Group Leader. He was an original designer of the BK Radio product line, beginning with the LPH portable radio. In the years prior to Bendix/King, he held various engineering design positions with IBM. Mr. Spence holds Bachelor’s and Master’s degrees in Electrical Engineering from the University of Kansas.

Theresa M. Zagaruyka has been our Vice President of Engineering since January 2004. She served as RELM’s Director of Engineering from April 1999 to December 2003. Prior to joining us, she was business manager of Dolphin Technology, L.C., a consulting firm specializing in telecommunications applications. From January 1988 to February 1994 she was involved in the development of the software platform for Bendix/King radio products. Ms. Zagaruyka holds a Bachelor of Science degree in Electrical Engineering from the University of Kansas.

CORPORATE GOVERNANCE

The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Guidelines

Board of Directors Independence

In accordance with the American Stock Exchange corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the American Stock Exchange corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that six of its seven members are “independent” within the independence requirements of the American Stock Exchange corporate governance listing standards, all applicable rules and regulations of the SEC, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. These six directors are: George N. Benjamin, III, Donald F.U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, Warren N. Romine and John Wellhausen.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least two times per year. The board of directors has designated Mr. Benjamin as the presiding director for these meetings.

Voting for Directors

In an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating and governance committee.

The nominating and governance committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Mandatory Retirement Age for Directors

No individual will be eligible to be nominated for election or re-election as a director upon attaining the age of 72.

Shareholder Communications

Our board of directors believes that it is important for our stockholders to have a process to send communications to the board. Accordingly, stockholders desiring to send a communication to the board of directors, or to a specific director, may do so by delivering a letter to the corporate secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "stockholder-board communication" or "stockholder-director communication." All such letters must identify the author as the stockholder and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

Policy Concerning Director Attendance at Annual Stockholders' Meetings

While we encourage all members of our board of directors to attend our annual stockholders' meetings, there is no formal policy as to their attendance at annual stockholders' meetings. All seven of the members of our board of directors attended the 2007 annual stockholders' meeting.

Codes of Ethics

The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for the chief executive officer and senior financial officer. These Codes are available at our website at www.relm.com.

We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting such information on our website at www.relm.com.

Meetings and Committees of the Board of Directors

The board of directors held nine (9) meetings during 2007, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served. The board of directors has a standing audit committee, compensation committee and nominating and governance committee.

Audit Committee. The members of the audit committee are Randolph K. Piechocki, Warren N. Romine and John Wellhausen, who serves as chairperson. The audit committee has a written charter, which is available at our website at www.relm.com. The audit committee charter requires that the audit committee consist of three or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the American Stock Exchange.  The board of directors has determined that each of the members of the audit committee is independent, as defined by Rule 10A-3 of the Securities Exchange Act of the 1934 (the “Exchange Act”), and the corporate governance listing standards of the American Stock Exchange. The board of directors also has determined that Mr. Wellhausen is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The audit committee has oversight responsibility for quality and integrity of our consolidated financial statements. The committee meets privately with members of our independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the committee. The audit committee met seven (7) times during 2007. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our shareholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, BDO Seidman LLP. The policy requires that all services to be provided by BDO Seidman, LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by BDO Seidman, LLP to us during 2007. BDO Seidman LLP did not provide any audit-related or non-audit services to us during 2007.

Compensation Committee. The members of the compensation committee are Donald F.U. Goebert, as chairperson, Randolph K. Piechocki and Timothy W. O’Neil. All members of the compensation committee are independent within the corporate governance listing standards of the American Stock Exchange. The compensation committee has a written charter, which is available at our website at www.relm.com. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our stock option plans. During 2007, the compensation committee met one (1) time.

Nominating and Governance Committee. The members of the nominating and governance committee are Timothy W. O’Neil, Warren N. Romine and Randolph K. Piechocki, who serves as chairperson. All members of the nominating and governance committee are independent within the corporate governance listing standards of the American Stock Exchange. The nominating and governance committee has a written charter, which is available at our website at www.relm.com. During 2007, the nominating and governance committee met one (1) time.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance guidelines and policies, and monitors our compliance with these corporate governance guidelines and policies.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The nominating and governance committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” attached as Annex A to this proxy statement. We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, whom the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” attached as Annex B to this proxy statement. The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders” attached as Annex C to this proxy statement. In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate a qualified incumbent director. In addition, the nominating and governance committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2009 annual meeting of stockholders is required to do so prior to December 13, 2008. Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” attached as Annex D to this proxy statement. Submissions should be addressed to the nominating and governance committee care of our corporate secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

DIRECTOR COMPENSATION

The following table shows the cash fees and option awards earned, paid or awarded to each of our directors during the year ended December 31, 2007. For a description of the directors’ fees and awards, see the narrative description immediately following the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation ($)	Total ($)
George Benjamin, III	66,250	__	9,630	__	__	__	75,880
Donald F. U. Goebert	16,500	__	9,630	__	__	__	26,130
Randolph K. Piechocki	20,000	__	9,630	__	__	__	29,630
Timothy W. O’Neil	15,250	__	9,630	__	__	__	24,880
Warren N. Romine	18,500	__	9,630	__	__	__	28,130
John Wellhausen	19,250	__	9,630	__	__	__	28,880

———————

(1)

Amounts shown were calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” (“SFAS 123R”). On May 16, 2007, stock option grants for 5,000 shares of our common stock were made to the directors indicated above at an exercise price of $4.17 per share and a SFAS 123R value of $1.926 per share. The value shown is what is also included in our consolidated financial statements per SFAS 123R. See Note 9 (Non-Cash Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 regarding the assumptions underlying the valuation of these option grants under SFAS 123R.

During 2007, we paid to each of our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our directors receive a yearly retainer fee of $8,000. During 2007, we paid $50,000 to Mr. Benjamin for his services as chairman of the board. On May 16, 2007, after the 2007 annual stockholders’ meeting, each of our non-employee directors received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $4.17 per share. These stock option grants were made pursuant to the terms of our 2007 Incentive Compensation Plan. Our 2007 Incentive Compensation Plan provides for automatic annual grants of stock options for 5,000 shares to each non-employee director on the date of each annual meeting of stockholders at which such individual is elected or re-elected as a director. The 2007 Incentive Compensation Plan further provides that each grant be made at an exercise price equal to the fair market value of our common stock on the date of grant and on such other terms and conditions determined by the compensation committee, as administrator of the Plan, and consistent with the Plan. All non-employee directors are entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm BDO Seidman, LLP, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61(Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from BDO Seidman, LLP required Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and the audit committee has discussed with BDO Seidman, LLP that firm’s independence.

Based on the considerations and discussions referred to above, the audit committee recommended to our board of directors (and the board has approved) that the audited consolidated financial statements for 2007 be included in our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission. This report is provided by the following independent directors, who comprise the audit committee:

John Wellhausen (chairperson)
Randolph K. Piechocki
Warren N. Romine

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

The compensation committee of our board of directors determines the compensation for our executive officers and oversees the administration of our executive compensation programs. The compensation committee is comprised entirely of independent directors.

Objectives of Our Compensation Program

The primary objectives of our compensation program for our chief executive officer (the “CEO”) and our other two executive officers named in the Summary Compensation Table on page 20 of this proxy statement (together with the CEO, the “Named Executive Officers”) are to retain the Named Executive Officers, all of whom have been employed by us since at least 1998, and align their annual cash and long-term stock incentives with the creation of stockholder value. We attempt to accomplish these objectives through two means. First, we pay the Named Executive Officers compensation consisting of a mix of base salary, cash bonus and stock options. Second, the compensation committee strives to design a compensation program that ties a significant portion of our Named Executive Officers’ total compensation to our financial performance.

Overview of Compensation Philosophy and Program

The compensation committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual performance goals by us, and which aligns the Named Executive Officers’ interests with those of stockholders by rewarding performance based on established goals, with the ultimate objective of creating stockholder value. The compensation committee evaluates both performance and compensation to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to the Named Executive Officers remains competitive with market practices. To that end, the compensation committee believes executive compensation packages provided by us to the Named Executive Officers, should include both cash and stock-based compensation that reward performance as measured against established goals. The purpose of our compensation program is to reward exceptional organizational performance.

The following compensation objectives are considered in setting the compensation program for our Named Executive Officers:

•

drive and reward performance which supports our core values;

•

provide a significant percentage of total compensation that is “at-risk”, or variable, based on predetermined performance criteria;

•

encourage stock ownership to align the interests of the Named Executive Officers with those of stockholders;

•

design competitive total compensation to enhance our ability to retain our Named Executive Officers and attract additional ones, if necessary; and

•

set compensation and provide incentives that reflect competitive market practices.

Role of Named Executive Officers in Compensation Decisions

The Compensation Committee makes all final compensation decisions for the Named Executive Officers, including stock options. The CEO annually reviews the performance of each of the other Named Executive Officers, while the compensation committee reviews the performance of the CEO. The conclusions and recommendations resulting from the CEO’s review are then presented to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of the CEO’s recommendations.

Compensation Elements and Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our Named Executive Officer compensation philosophy includes the following three principles:

(i)

Compensation should be related to company performance

We believe that a significant portion of a named executive officer’s compensation should be tied not only to individual performance, but also to company performance measured against financial objectives. During periods when performance meets or exceeds the established financial objectives, Named Executive Officers should be paid at or more than expected levels. When our performance does not meet these financial objectives, incentive award payments, if any, should be less than such levels.

(ii)

Incentive compensation should represent a significant portion of a Named Executive Officer’s total compensation

We intend to allocate a significant portion of a Named Executive’s Officer’s total compensation to incentive compensation in order to minimize costs when company performance is not optimum. A significant portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based on financial measures of sales growth and profitability. Named Executive Officers have the incentive of increasing sales and profitability in order to earn a significant portion of their compensation package.

(iii)

Incentive compensation should balance short-term and long-term performance

Although we do not have a formal policy for a specific allocation between current and long-term compensation or cash and non-cash compensation, the compensation committee seeks to achieve a balance between encouraging strong short-term annual results and ensuring our long-term viability and success. To reinforce the importance of balancing these perspectives, the Named Executive Officers will be provided both short- and long-term incentives. We provide the Named Executive Officers and many employees with the means to become stockholders or to share accretion in value with stockholders. These opportunities include stock option grants, restricted stock awards, stock appreciation rights, performance awards, deferred stock awards and other stock-based awards, among others.

Elements of Compensation

The elements of our executive compensation program consist of a base salary, participation in certain performance-based compensation plans, including our annual executive incentive bonus plan developed at the beginning of each year by the compensation committee with the assistance of the CEO and our 2007 Incentive Compensation Plan. Our executive compensation program also includes our 401(k) plan. Finally, each of our Named Executive Officers is a party to a change of control agreement with us.

Base Salary. Each named executive officer is paid a base salary that is reviewed annually by the compensation committee. The Named Executive Officers’ salaries were reviewed in February 2007 and increased by the compensation committee effective as of January 1, 2007. The CEO’s base salary was increased by 5.0%, while the other two Named Executive Officers’ base salaries were increased by 5.0%. The base salaries for 2007 of the Named Executive Officers are shown in column (c) of the Summary Compensation Table on page 20 of this proxy statement.

2007 Executive Incentive Bonus Plan. On February 7, 2007, the compensation committee, working together with the CEO, established and adopted the 2007 executive incentive bonus plan for the Named Executive Officers. This incentive compensation plan entitled the Named Executive Officers to potential cash and stock option awards based on our achievement in 2007 of performance criteria-sales and pre-tax income-at specified levels. The Named Executive Officers were not entitled to any compensation awards under the bonus plan based on their individual performances. The compensation committee reviewed the appropriateness of the performance criteria and levels used in the bonus plan and the degree of difficulty in achieving the specific performance levels.

Under this executive bonus plan, each of the Named Executive Officers were eligible to receive a potential cash bonus ranging from 25% to 100% of his 2007 base salary based on our achievement in 2007 of sales ranging from $39,000,000 to $45,000,000 and pre-tax income (without taking into account non-cash share-based compensation expense under SFAS 123R) ranging from $9,000,000 to $11,400,000. The targets for sales and pre-tax income were $42,000,000 and $10,200,000, respectively. Cash bonuses for the Named Executive Officers were weighted as follows: 50% for sales and 50% for pre-tax income.

Under the plan, each Named Executive Officer was eligible to receive a grant of up to 25,000 stock options depending upon our achievement in 2007 of sales and pre-tax income within the same ranges as are applicable to the payment of cash bonuses described above. The option grants are weighted in the same manner as the payment of cash bonuses.

In March 2008, our sales and pre-tax income for 2007 were determined by our independent registered public accounting firm to be $26,976,000 and $2,817,000, respectively. Based on these operating results, none of the Named Executive Officers were awarded a cash bonus or granted stock options.

On February 18, 2008, the compensation committee established and adopted the 2008 executive incentive bonus plan for the Named Executive Officers. Under the 2008 executive incentive bonus plan, each of the Named Executive Officers is eligible to receive a cash bonus ranging from 25% to 100% of his base salary for 2008 and a stock option grant of up to 25,000 stock options if we achieve 2008 sales and pre-tax income that fall on or within minimum and maximum specified levels. These potential cash bonuses and stock option awards will be weighted as follows: 50% for sales and 50% for pre-tax income.

Stock Options and Other Equity-Based Awards. Our 2007 Incentive Compensation Plan provides for the grant of equity-based awards to officers, directors, employees, consultants and other persons providing services to us or our subsidiaries. Such equity-based awards may consist of stock options, restricted stock awards, stock appreciation rights, performance awards, deferred stock awards and other stock-based awards, among others. The 2007 Plan is designed to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. We believe that grants of equity-based awards serve as effective long term incentives for the Named Executive Officers that encourage them to remain with us and continue to excel in their performance. Since being adopted by our board of directors in March 2007, none of our Named Executive Officers have been granted any equity-based awards under the 2007 Incentive Compensation Plan.

We have previously granted stock options to our Named Executive Officers under our 1997 Stock Option Plan, which expired in October 2007. Each stock option permits the Named Executive Officer, for a limited term (known as the “option term”), to purchase one share of our stock from us at the exercise price, which is the closing price of our common stock on the date of grant. The option term for the Named Executive Officers is generally ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Option holders generally forfeit any unvested options if their employment with us terminates.

Stock options have value only to the extent the price of our common stock on the date of exercise exceeds the exercise price and the holder of the option remains employed during the period required for the option to “vest” thus providing an incentive for an option holder to remain employed by us. In addition, stock options link a portion of the recipient’s compensation to stockholders’ interests by providing an incentive to increase the market price of our stock.

The number of outstanding stock options held by the Named Executive Officers as of December 31, 2007 are shown on the “Outstanding Equity Awards At Fiscal Year-End Table” on page 21 of this proxy statement. Additional information about these stock options, including the number of shares subject to each grant and the exercise price for each grant, is also shown in the “Outstanding Equity Awards At Fiscal Year-End Table.”

Retirement, Health and Welfare Benefits. We offer a variety of health and welfare programs to all eligible employees, including the Named Executive Officers. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and accidental death and disability. We provide full time employees, regularly scheduled to work 30 or more hours per week, long-term disability and basic life insurance at no cost to the employee. In lieu of maintaining short-term disability insurance for our full-time employees, any full-time employee that becomes disabled is eligible to be paid such full-time employee’s then full salary from the date of disability until the date on which such full-time employee is eligible to receive long-term disability insurance benefits. We offer a qualified 401(k) savings and retirement plan. All of our employees, including the Named Executive Officers, are generally eligible for the 401(k) plan. Our contribution to the 401(k) plan is either a percentage of the participants salary (50% of the participants contribution up to a maximum of 6%) or a discretionary amount. The amounts of our matching contributions under the 401(k) Plan for 2007 for each of the Named Executive Officers is included in column (i) of the “Summary Compensation Table” on page 20 of this proxy statement.

Change of Control Agreements. We have change of control agreements with our Named Executive Officers. Please see “Potential Payments Upon Termination In Connection With A Change Of Control” on page 22 of this proxy statement for a description of these change of control agreements.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by us in any year with respect to the CEO or any other Named Executive Officer unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. None of our Named Executive Officers earned compensation in 2007 in excess of this $1,000,000 limitation. We have designed the 2007 Incentive Compensation Plan to satisfy the requirements for performance based compensation within the meaning of Section 162(m) of the Code. Therefore, compensation paid to any Named Executive Officer under the 2007 Incentive Compensation Plan would be qualified for deductibility under Section 162(m) in the event such compensation exceeded the $1,000,000 limitation. We may from time to time pay compensation to our Named Executive Officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

Although we will generally attempt to structure executive compensation so as to preserve deductibility, we also believe that there may be circumstances where our interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

Although equity awards may be deductible for tax purposes by us, the accounting rules pursuant to SFAS 123R require that the portion of the tax benefit in excess of the financial compensation cost be recorded to paid-in-capital.

Stock Option Practices

The compensation committee formally approves all stock option grants to the Named Executive Officers. In 2007, as described above, no grants of stock options were made by the compensation committee to any of our Named Executive Officers. The compensation committee determines the effective date of such grants without regard to current or anticipated stock price levels or the release of material non-public information. The compensation committee also may make, and in the past has made, special grants to the Named Executive Officers during the course of a year. The compensation committee may delegate, and has in the past delegated, authority to the CEO to make grants during the course of the year to employees who are not executive officers, primarily for new hires, promotions, to retain valued employees or to award exceptional performance. These grants may be subject to performance or time vesting, and are issued on the date of grant or upon a date certain following the grant date, such as the date on which a new hire commences his or employment by us. All stock options granted under our stock option plans, whether made by the compensation committee or the CEO, are to be at an exercise price equal to the closing sales price for a share of our common stock on the date of grant.

In late 2006, we conducted an internal review of historical option grant practices to determine if there had been any known instances of backdating grants to reduce the exercise price below the price on the date the grants were approved, or inappropriate timing of grants such that employees improperly benefited from a lower, more favorable exercise price. Our internal review concluded that there had been no instances of backdating or inappropriate timing of grants.

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of our Named Executive Officers for the last two completed fiscal years ended December 31, 2007:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non- Equity Incentive Plan Compen- sation ($)(2)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David P. Storey	2007	281,400	—	—	—	—	—	10,970(3)	292,370
President and Chief Executive Officer	2006	268,000	—	—	150,830	176,849	—	10,928(3)	606,607

William P. Kelly	2007	168,000	—	—	—	—	—	9,312(4)	177,312
Executive Vice President, Chief Financial Officer and Secretary	2006	160,000	—		150,830	105,582	—	8,987(4)	425,399

Harold B. Cook	2007	131,250	—	—	—	—	—	7,647(5)	138,897
Executive Vice President of Operations	2006	125,000	—		150,830	82,486	—	6,348(5)	364,664

———————

(1)

The amounts in this column represent the amounts recognized by us for the fiscal year 2006 for the fair value of stock options granted to the Named Executive Officers in accordance with SFAS 123R. The Named Executive Officers were granted these stock options under our executive incentive bonus plan for the fiscal year 2006. For information regarding the assumptions underlying the valuation of these option grants under SFAS 123R, see Note 11 (Non-Cash Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.  These amounts reflect our accounting expense, and do not correspond to the actual value that will be realized by the Named Executive Officers.

(2)

The amounts in this column represent cash bonuses awarded to our Named Executive Officers under our executive incentive bonus plan for the fiscal year 2006.

(3)

The amounts in this column for Mr. Storey represent our matching contributions for the fiscal years 2007 and 2006 of $6,761 and $6,728, respectively, to Mr. Storey’s account under our 401(k) plan and our payments for the fiscal years 2007 and 2006 of $4,209 and $4,200, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Storey.

(4)

The amounts in this column for Mr. Kelly represent our matching contributions for the fiscal years 2007 and 2006 of $5,199 and $4,958, respectively, to Mr. Kelly’s account under our 401(k) plan and our payments for the fiscal years 2007 and 2006 of $4,113 and $4,029, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly.

(5)

The amounts in this column for Mr. Cook represent our matching contributions for the fiscal years 2007 and 2006 of $3,904 and $3,078, respectively, to Mr. Cook’s account under our 401(k) plan and our payments for the fiscal years 2007 and 2006 of $3,743 and $3,270, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Cook.

Each of the named executive officers did not receive any other compensation during 2007 or 2006 except for perquisites and other personal benefits of which the total value did not exceed $10,000.

GRANTS OF PLAN-BASED AWARDS

The table disclosing information concerning grants of plan-based awards to the Named Executive Officers in fiscal year 2007 is omitted because we did not make any grants of plan-based awards to any of the Named Executive Officers during such fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2007 for the Named Executive Officers. There were no outstanding stock awards as of December 31, 2007 for the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David P. Storey	97,400 (1) 145,000 (2) 55,000 (3) 245,000 (4) 50,000 (5) 5,000 (6) 10,000 (7) 16,468 (8)			3.06 3.12 1.00 1.10 1.14 2.05 2.10 11.40	6/23/08 8/9/09 11/18/10 11/20/11 2/12/12 2/10/14 2/22/15 2/22/16	—	—	—	—
William P. Kelly	75,000 (9) 8,688 (10) 41,412 (11) 62,900 (12) 5,000 (13) 10,000 (14) 16,468 (15)			3.12 1.00 1.00 1.10 2.05 2.10 11.40	8/9/09 11/18/10 7/18/11 11/20/11 2/10/14 2/22/15 2/22/16	—	—	—	—
Harold B. Cook	20,000 (16) 22,000 (17) 20,000 (18) 5,000 (19) 15,000 (20) 10,000 (21) 15,000 (22) 16,468 (23)			2.87 1.00 1.10 2.05 2.35 2.10 4.50 11.40	1/3/10 11/18/10 1/25/12 2/10/14 5/5/14 2/22/15 10/27/15 2/22/16	—	—	—	—

———————

(1)

The option was granted on June 23, 1998. The option is fully vested and exercisable.

(2)

The option was granted on August 9, 1999. The option is fully vested and exercisable.

(3)

The option was granted on November 17, 2000. The option is fully vested and exercisable.

(4)

The option was granted on November 19, 2001. The option is fully vested and exercisable.

(5)

The option was granted on February 11, 2002. The option is fully vested and exercisable.

(6)

The option was granted on February 11, 2004. The option is fully vested and exercisable.

(7)

The option was granted on February 23, 2005. The option is fully vested and exercisable.

(8)

The option was granted on February 23, 2006. The option is fully vested and exercisable.

(9)

The option was granted on August 9, 1999. The option is fully vested and exercisable.

(10)

The option was granted on November 17, 2000. The option is fully vested and exercisable.

(11)

The option was granted on July 17, 2001. The option is fully vested and exercisable.

(12)

The option was granted on November 19, 2001. The option is fully vested and exercisable.

(13)

The option was granted on November 11, 2004. The option is fully vested and exercisable.

(14)

The option was granted on February 23, 2005. The option is fully vested and exercisable.

(15)

The option was granted on February 23, 2006. The option is fully vested and exercisable.

(16)

The option was granted on January 3, 2000. The option is fully vested and exercisable.

(17)

The option was granted on November 17, 2000. The option is fully vested and exercisable.

(18)

The option was granted on January 24, 2002. The option is fully vested and exercisable.

(19)

The option was granted on February 11, 2004. The option is fully vested and exercisable.

(20)

The option was granted on May 5, 2004. The option is fully vested and exercisable.

(21)

The option was granted on February 23, 2005. The option is fully vested and exercisable.

(22)

The option was granted on October 28, 2005. The option is fully vested and exercisable.

(23)

The option was granted on February 23, 2006. The option is fully vested and exercisable.

OPTION EXERCISES AND STOCK VESTED

The table disclosing information regarding option awards exercised during the fiscal year 2007 by the Named Executive Officers is omitted because none of the Named Executive Officers exercised any option awards during such fiscal year. There were no outstanding stock awards as of December 31, 2007. for the Named Executive Officers.

PENSION BENEFITS

The table disclosing the actuarial present value of each Named Executive Officer’s accumulated benefit under defined benefit plans, the number of years of credited service under each such plan, and the amount of pension benefits paid to each Named Executive Officer during the fiscal year 2007 is omitted because we do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2007 was our qualified 401(k) retirement plan, which is available to all employees.

NON-QUALIFIED DEFERRED COMPENSATION

The table disclosing contributions to non-qualified defined contributions and other deferred compensation plans, each Named Executive Officer’s withdrawals, earnings and fiscal year end balances in those plans is omitted because in the fiscal year 2007 we had no nonqualified deferred compensation plans or benefits for the Named Executive Officers or other employees.

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION
WITH A CHANGE OF CONTROL

Effective January 2004, we entered into change of control agreements with each of our Named Executive Officers. These change of control agreement are so-called “double trigger” agreements, meaning that that two events must occur in order for compensation to be paid: (1) a change of control must occur and (2) prior to the last day of the 18th full calendar month following a change of control we terminate the named executive officer’s employment without “cause” or the Named Executive Officer terminates his employment for “good reason.” In this summary, we refer to these two events as the “Change-In-Control Triggering Events.” Double trigger agreements were selected to protect our stockholders from the Named Executive Officers choosing to leave us as a result of a change of control where there is no adverse employment action. The agreements terminate on December 31, 2008 if a change of control has not occurred by then, unless extended by us in our sole discretion. The terms “change of control”, “cause” and “good reason” are defined for this purpose below.

Each agreement provides that upon the occurrence of the Change-In-Control Triggering Events, we will pay the affected Named Executive Officer the following compensation and benefits in addition to any benefits he is due under our employee benefit plans, equity and incentive compensation plans or policies in effect at the time of termination:

a.

cash payment in one lump sum equal to 200% of his annual base salary in calendar year 2004;

b.

continuation of health, life and disability insurance benefits for a period of two years; and

c.

outplacement services for a period of one year.

The information below reflects the estimated current value of the compensation and benefits described in clauses (a) through (c) above to be paid to each of our Named Executive Officers upon the occurrence of the Change-In-Control Triggering Events. The amounts shown below assume that termination of employment was effective as of December 31, 2007. The actual values can only be determined at the time of actual termination of their employment with us.

Payment or Benefit	David P. Storey	William P. Kelly	Harold B. Cook
Clause (a)	$500,000	$297,000	$200,000
Clause (b)	$ 8,418	$ 8,226	$ 7,486
Clause (c)	$ 84,300	$ 50,400	$ 39,375
Total	$592,718	$355,626	$246,861

Each agreement also provides that the Named Executive Officer will not, directly or indirectly, disclose any of our confidential information, solicit any of our employees (current and former within the preceding twelve months) or compete against us during his employment and for a period of one year after his employment is terminated for any reason whatsoever.

For purposes of each change of control agreement, the terms “change of control,” “cause” and “good reason” are defined as follows:

“Change of control” means:

•

individuals who, as of the January 1, 2004, constitute our board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Incumbent Board, provided that any person becoming a director subsequent to January 1, 2004 whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors to our board of directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) shall be considered as though such person were a member of the Incumbent Board; and

•

either

•

the approval by our shareholders of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including a public offering of our common stock for our own account registered under the Securities Act of 1933), in each case, with respect to which persons who were shareholders of us immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of us or the sale of all or substantially all of our assets (unless such reorganization, merger, consolidation or other corporate transaction, liquidation dissolution or sale is subsequently abandoned); or

•

the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of more than thirty percent (30%) of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) us or any of our subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries or (z) any person, entity or “group” that as of the effective date owns beneficially (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) a Controlling Interest.

“Cause” means the occurrence of one or more of the following:

•

the executive’s willful and continued failure to substantially perform his reasonably assigned duties with us (other than any such failure resulting from incapacity due to disability or from the assignment to executive of duties that would constitute “good reason”), which failure continues for a period of at least thirty (30) days after written demand for substantial performance has been delivered by us to the executive which specifically identifies the manner in which the executive has failed to substantially perform his duties;

•

the executive’s willful conduct which constitutes misconduct and is materially and demonstrably injurious to us; or

•

the executive’s conviction of a felony which our board of directors reasonably believes has had or will have a material adverse effect on our business or reputation.

“Good reason” means:

•

the assignment to the executive of duties that are significantly different from, and that result in a substantial diminution of, the duties that executive has performed for us immediately prior to January 1, 2004;

•

the relocation of the executive to a location more than thirty (30) miles from his employment location at January 1, 2004 or we requiring the executive to travel on company business to a substantially greater extent than required immediately prior to January 1, 2004;

•

a material reduction in the executive’s annual base salary as in effect immediately prior to such reduction, other than in connection with a general reduction in company compensation levels and in amounts commensurate with the percentage reductions of our other employees of comparable seniority and responsibility; or

•

any purported termination of the executive’s employment by us which is not effected for cause or for which the grounds relied upon are not valid.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2007 with respect to our equity compensation plans, the 2007 Non-Employee Director Stock Option Plan, the 2007 Incentive Compensation Plan, the 1997 Stock Option Plan (which expired in October 2007) and the 1996 Stock Option Plan for Non-Employee Directors (which expired in October 2006), under which our common stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,464,312	$2.77	760,000
Equity compensation plans not approved by security holders	—	—	—
Total	1,464,312	$2.77	760,000

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the “Compensation Discussion and Analysis” set forth elsewhere in this proxy statement. Based on such review, the related discussions and such other matters deemed relevant and appropriate by the compensation committee, the compensation committee has recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2007. This report is provided by the following independent directors, who comprise the committee:

Donald F.U. Goebert (chairperson)
Randolph K. Piechocki
Timothy W. O’Neil

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the compensation committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries (other than Mr. Goebert who served as our president and chief executive officer from April 1993 to December 1997), or had any relationship requiring disclosure under “Transactions With Related Persons.”

During the last fiscal year, none of our executive officers served as:

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

•

a director of another entity, one of whose executive officers served on our compensation committee; and

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

TRANSACTIONS WITH RELATED PERSONS

The nominating and governance committee is responsible for reviewing and approving or ratifying, as appropriate, all transactions with related persons in accordance with our written policy and procedures for transactions with related persons, a copy of which is attached as Annex E to this proxy statement.

During 2007, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2007 that are reportable under Item 404 of Regulation S-K.

RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP (“BDO”), an independent registered public accounting firm, audited our financial statements for the year ended December 31, 2007. We had no disagreements with BDO on accounting and financial disclosures. BDO’s work on our audit for 2007 was performed by full time, permanent employees and partners of BDO.  BDO has been reappointed to serve as our independent registered public accounting firm for 2008.

Representatives of BDO are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2007 and 2006.

Audit Fees

BDO billed us approximately $133,500 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2007. BDO billed us approximately $45,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2007. Also, BDO billed us approximately $3,000 for the review of our registration statement on Form S-8.

BDO billed us approximately $102,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2006. BDO billed us approximately $42,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2006.

Audit-Related Fees

BDO did not bill us for audit-related fees for the years ended December 31, 2007 and 2006, respectively, as no audit-related services were performed during such years.

Tax Fees

BDO did not bill us for tax fees for the years ended December 31, 2007 and 2006, respectively, as no tax services were performed during such years.

All Other Fees

BDO did not bill us for other services for the years ended December 31, 2007 and 2006, as no other services were performed during those years.

The audit committee has determined that the provision of the services by the auditors reported hereunder had no impact on either of their independence.

MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with all Section 16 reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners were complied with during the year ended December 31, 2007, other than a late filing of a Form 4 in June 2007 by director Warren N. Romine to report an open market purchase of 1,000 shares of common stock and a late filing of a Form 4 by director Randolph K. Piechoki in October 2007 to amend a Form 4 previously filed in September 2007 to report ownership of an additional 4,461 shares that were inadvertently not reported.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request to the Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2008 annual meeting of stockholders.  To be eligible for inclusion in our 2008 proxy statement, any such proposals must be delivered in writing to the Secretary of RELM no later than December 13, 2008, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

ANNEX A

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

POLICY REGARDING

MINIMUM QUALIFICATIONS OF DIRECTOR CANDIDATES

(Adopted February 7, 2007)

The Nominating and Governance Committee (the “Committee”) believes that members of the Company's Board of Directors (the “Board”) must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. It is therefore the policy of the Committee that all persons nominated to serve as a director of the Company should possess the minimum qualifications described in this policy. These are only threshold criteria, however, and the Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate's credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.

1.

Integrity. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others.

2.

Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.

3.

Fair and Equal Representation. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring or advancing any particular stockholder or other constituency of the Company.

4.

Achievement. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor.

5.

Oversight. Candidates are expected to have sound judgment, as result of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.

6.

Business Understanding. Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. These include:

•

contemporary governance concerns;

•

regulatory obligations of a public issuer;

•

strategic business planning;

•

competition in a global economy; and

•

basic concepts of corporate finance.

7.

Available Time. Candidates must have, and be prepared to devote, adequate time to the Board and its committees. It is expected that each candidate will be available to attend substantially all meetings of the Board and any committees on which the candidate will serve, as well as the Company's annual meeting of stockholders, after taking into consideration such candidate’s other business and professional commitments, including service on the boards of other companies.

A-1

8.

Age and Term Limits. The candidate's election must not conflict with the Company's term and age limits, as applicable, for directors.

9.

Limited Exceptions. Under exceptional and limited circumstances, the Committee may approve the candidacy of a candidate who does not satisfy all of these requirements if it believes the service of such candidate is in the best interests of the Company and its stockholders.

10.

Additional Qualifications. In approving candidates for election as directors, the Committee will also assure that:

•

at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the principal stock market on which the Company's common shares are listed for trading;

•

at least three of the directors satisfy the financial literacy requirements required for service on the audit committee under the rules of the principal stock market on which the Company's common shares are listed for trading;

•

at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission;

•

at least some of the independent directors have experience as senior executives of a public or substantial private company; and

•

at least some of the independent directors have general familiarity with an industry or industries in which the Company conducts a substantial portion of its business or in related industries.

11.

Diversity. The Committee will seek to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

A-2

ANNEX B

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

PROCEDURES FOR IDENTIFYING AND EVALUATING DIRECTOR CANDIDATES

(Adopted February 7, 2007)

1.

The Nominating and Governance Committee (the “Committee) will observe the following procedures in identifying and evaluating candidates for election to the Company's Board of Directors (the “Board”).

2.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the function of the Board, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

3.

Consistent with this policy, in considering candidates for election at annual meetings of stockholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

4.

The Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Committee will:

•

consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee;

•

review the assessments of the performance of the director during the preceding term made by the Committee; and

•

determine whether there exist any special, countervailing considerations against re-nomination of the director.

5.

If the Committee determines that (a) an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term and (b) there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee's view the incumbent should not be re-nominated, the Committee will, absent special circumstances, propose the incumbent director for re-election.

6.

Consistent with the Company’s policy regarding director candidates submitted by stockholders, the Company shall only consider recommendations of director candidates from stockholders where the Committee has determined to not re-nominate a qualified incumbent director.

7.

The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

8.

The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates.

B-1

9.

As to each recommended candidate that the Committee believes merits consideration, the Committee will:

•

cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

•

determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director;

•

determine if the candidate possesses any of the specific qualities or skills that under the Committee's policies must be possessed by one or more members of the Board;

•

consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•

consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

10.

It is appropriate for the Committee, in its discretion, to solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

11.

In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate. Other members of the Board may, at their discretion, interview any such proposed candidate.

12.

Based on all available information and relevant considerations, the Committee will select, a candidate who, in the view of the Committee, is most suited for membership on the Board.

13.

The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

B-2

ANNEX C

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

POLICY REGARDING

DIRECTOR CANDIDATE RECOMMENDATIONS

SUBMITTED BY STOCKHOLDERS

(Adopted February 7, 2007)

1.

It is the policy of the Nominating and Governance Committee (the “Committee”) to consider recommendations for the nomination of director candidates submitted by holders of shares of the Company’s common stock entitled to vote generally in the election of directors.

2.

The Committee will give consideration to these recommendations for positions on the Company’s Board of the Directors where the Committee has determined to not re-nominate a qualified incumbent director.

3.

For each annual meeting of stockholders, the Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. An affiliated group of stockholders means stockholders constituting a group under Regulation 13D-G of the Securities Exchange Act of 1934, as amended.

4.

In order for the recommendation of a stockholder to be considered under this policy, the recommending stockholder or group of stockholders must have owned at least five percent (5%) of the Company's common stock for at least one (1) year as of the date the recommendation was made.

5.

The Committee shall also consider the extent to which the stockholder making the nominating recommendation intends to maintain its ownership interest in the Company.

6.

The Committee shall only consider director candidates so recommended who satisfy the minimum qualifications prescribed by the Committee for director candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

7.

Only those recommendations whose submission complies with the procedural requirements adopted by the Committee will be considered by the Committee.

C-1

ANNEX D

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

PROCEDURES FOR STOCKHOLDERS SUBMITTING

DIRECTOR CANDIDATE RECOMMENDATIONS

(Adopted February 7, 2007)

1.

Stockholders Entitled to Make Submissions. The Nominating and Governance Committee (the “Committee”) will accept for consideration submissions from stockholders of recommendations for the nomination of directors to the extent consistent with and permitted by the Committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders” in effect from time to time. Acceptance of a recommendation for consideration does not imply that the Committee will nominate the recommended candidate.

2.

Manner and Address for Submission. All stockholder nominating recommendations must be in writing, addressed to the Committee care of the Company's corporate secretary at the Company's principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered.

3.

Information Concerning the Recommending Stockholders. A nominating recommendation must be accompanied by the following information concerning each recommending stockholder:

•

The name and address, including telephone number, of the recommending stockholder;

•

The number of the Company's shares owned by the recommending stockholder and the time period for which such shares have been held;

•

If the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held. (Alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held); and

•

A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of the Company's next annual meeting of stockholders.

4.

Information Concerning the Proposed Nominee. A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

•

the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

•

the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the proposed nominee's ownership of securities of the Company); and

•

the information required by Item 404(a) of SEC Regulation S-K (generally providing for disclosure of any transaction in which the Company is a participant and the amount involved exceeds $120,000, and in which the proposed nominee has a direct or indirect material interest).

5.

Relationships Between the Proposed Nominee and the Recommending Stockholder. The nominating recommendation must describe all relationships between the proposed nominee and the recommending stockholder

D-1

and any agreements or understandings between the recommending stockholder and the nominee regarding the nomination.

6.

Other Relationships of the Proposed Nominee. The nominating recommendation shall describe all relationships between the proposed nominee and any of the Company's competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company.

7.

Qualifications of the Proposed Nominee. The recommending stockholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the Committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the Board and to the governance of the Company.

8.

Ability to Represent All Stockholders. The recommending stockholder must state whether, in the view of the stockholder, the proposed nominee, if nominated and elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

9.

Consent to be interviewed by the Committee and, if nominated and elected, to serve. The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Committee, if the Committee chooses to do so in its discretion (and the recommending stockholder must furnish the proposed nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

10.

Timing for Submissions Regarding Nominees for Election at Annual Meetings. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company's proxy statement for the annual meeting of stockholders for the current year.

11.

Stockholder Groups. If a recommendation is submitted by a group of two or more stockholders, the information regarding recommending shareholders must be submitted with respect to each stockholder in the group.

D-2

ANNEX E

RELM WIRELESS CORPORATION (the “Company”)

POLICY AND PROCEDURES WITH RESPECT

TO INTERESTED TRANSACTIONS WITH RELATED PERSONS

(Adopted February 7, 2007)

Policy

It is the policy of the Company’s Board of Directors (the “Board”) that all “Interested Transactions” with “Related Persons,” as those terms are defined in this policy, shall be subject to approval or ratification in accordance with the procedures set forth below.

Procedures

The Company’s Nominating and Governance Committee (the “Committee”) shall review the material facts of all Interested Transactions that require the Committee’s approval and either approve or disapprove of the entry into the Interested Transaction, subject to the exceptions described below. If advance Committee approval of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.

The Committee has reviewed the Interested Transactions described below in “Standing Pre-Approval for Certain Interested Transactions” and determined that each of the Interested Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Committee under the terms of this policy. In addition, the Board has delegated to the chairperson of the Committee the authority to pre-approve or ratify (as applicable) any Interested Transaction with a Related Person in which the aggregate amount involved is expected to be less than $250,000. In connection with each regularly scheduled meeting of the Committee, a summary of each new Interested Transaction deemed pre-approved pursuant to paragraph (3) or (4) under “Standing Pre-Approval for Certain Interested Transactions” below and each new Interested Transaction pre-approved by the chairperson in accordance with this paragraph shall be provided to the Committee for its review.

No director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except that the director shall provide all material information concerning the Interested Transaction to the Committee.

If an Interested Transaction will be ongoing, the Committee shall establish guidelines for the Company’s management to follow in its ongoing relationships with the Related Person. At the Committee’s first meeting of each fiscal year, the Committee shall review and assess ongoing relationships with the Related Person to determine if such relationships are in compliance with the Committee’s guidelines. Based on all the relevant facts and circumstances, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate any such Interested Transaction.

Definitions

An “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved does, will or may be expected to exceed $100,000, (2) the Company (including any of its subsidiaries) was, is or will be a participant, and (3) any Related Person had, has or will have a direct or indirect interest.

A “Related Person” is (a) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company, (b) any person who is known to be the beneficial owner of more than 5 percent of any class of the Company’s voting securities, (c) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner and (d) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person and all other related persons have, in the aggregate, a 5% or greater beneficial ownership interest.

Standing Pre-Approval for Certain Interested Transactions

The Committee has reviewed the types of Interested Transactions described below and determined that each of the following interested Transactions shall be deemed to be pre-approved by the Committee, even if the aggregate amount involved will exceed $100,000.

1.

Employment of executive officers. Any employment by the Company of an executive officer of the Company if:

(a)

the related compensation is required to be reported in the Company’s proxy statement under Item 402 of the Securities and Exchange Commission’s (“SEC’s”) compensation disclosure requirements (generally applicable to “named executive officers”); or

(b)

the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements if the executive officer was a “named executive officer’, and the Company’s Compensation Committee approved (or recommended that the Board approve) such compensation.

2.

Director compensation. Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements;

3.

Certain transactions with other companies. Any transaction with another company at which a Related Person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000, or two percent (2%) of that company’s total annual revenues;

4.

Certain Company charitable contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $500,000, or two percent (2%) of the charitable organization’s total annual receipts;

5.

Transactions where all stockholders receive proportional benefits. Any transaction where the Related Person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g. dividends).

6.

Transactions involving competitive bids. Any transaction involving a Related Person where the rates or charges involved are determined by competitive bids.

7.

Regulated transactions. Any transaction with a Related Person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

8.

Certain banking-related services. Any transaction with a Related Person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Disclosure

All Interested Transactions that are required to be disclosed in the Company’s filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations promulgated thereunder, shall be so disclosed in accordance with such laws, rules and regulations.

The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

FORM OF PROXY

RELM WIRELESS CORPORATION
PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MAY 21, 2008

The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint David P. Storey and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders of the Company to be held on May 21, 2008 at 9:00 a.m., local time, at the corporate offices of the Company at 7100 Technology Drive, West Melbourne, Florida, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1.

1.

To elect the following nominees as directors, each until the next annual meeting of stockholders in 2009 and until his successor is duly elected and qualified: George N. Benjamin, III, David P. Storey, Donald F. U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, Warren N. Romine and John Wellhausen.

☐

FOR the nominees

☐

WITHHELD for all nominees

above (except as marked below)

above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)

________________________________________________________________________

2.

To transaction any other business as may be properly brought before the annual meeting.

This proxy will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

Receipt of the Notice of 2008 Annual Meeting of Stockholders and accompanying Proxy Statement, together with the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 is hereby acknowledged.

IMPORTANT — PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

Signature(s) ___________________	Date ___________, 2008
Signature(s) ___________________	Date ___________, 2008